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                                                                      EXHIBIT 24


                  INFORMATION RESOURCES, INC. AND SUBSIDIARIES

                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Joseph P. Durrett and Monica M. Weed, and each of them, his/her true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ended December 31, 1999 of Information Resources, Inc., together with any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agent of either of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


Dated:  March 24, 2000


                                            /s/ JOSEPH P. DURRETT
                                            ------------------------------------
                                            Joseph P. Durrett, Director


                                            /s/ JAMES G. ANDRESS
                                            ------------------------------------
                                            James G. Andress, Director


                                            /s/ WILLIAM B. CONNELL
                                            ------------------------------------
                                            William B. Connell, Director


                                            /s/ EDWIN E. EPSTEIN
                                            ------------------------------------
                                            Edwin E. Epstein, Director


                                            /s/ BRUCE A. GESCHEIDER
                                            ------------------------------------
                                            Bruce A. Gescheider, Director


                                            /s/ JOHN D. C. LITTLE
                                            ------------------------------------
                                            John D. C. Little, Director


                                            /s/ LEONARD M. LODISH
                                            ------------------------------------
                                            Leonard M. Lodish, Director


                                            /s/ EDWARD E. LUCENTE
                                            ------------------------------------
                                            Edward E. Lucente, Director


                                            /s/ JEFFREY P. STAMEN
                                            ------------------------------------
                                            Jeffrey P. Stamen, Director


                                           /s/ RAYMOND H. VAN WAGENER, JR.
                                           -------------------------------------
                                           Raymond H. Van Wagener, Jr., Director


                                           /s/ THOMAS W. WILSON, JR.
                                           -------------------------------------
                                           Thomas W. Wilson, Jr. Director